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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                  May 29, 2002


                                 EEX Corporation
               (Exact Name of Registrant as Specified in Charter)


             Texas                    1-12905               75-2421863
 (State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)            File Number)        Identification No.)


                               2500 CityWest Blvd.
                                   Suite 1400
                              Houston, Texas 77042
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 243-3100
              (Registrant's telephone number, including area code)

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Item 5.   Other Events.

         On May 29, 2002, EEX Corporation issued a press release announcing that it has entered into a definitive merger agreement with Newfield Exploration Company. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

         (a)   Financial Statements of business acquired.

               None.

         (b)   Pro Forma Financial Information.

               None.

         (c)   Exhibits.

               The following exhibits are filed herewith:

      Exhibit
       Number                               Exhibit

        4.1* Second Amendment to Rights Agreement, dated May 13, 2002, among EEX Corporation, Harris Trust Company of New York and Computershare Investor Services, LLC.

        4.2* Third Amendment to Rights Agreement, dated May 29, 2002 by and between EEX Corporation and Computershare Investor Services, LLC.

       10.1 Agreement and Plan of Merger, dated as of May 29, 2002, by and among Newfield Exploration Company, Newfield Operating Company and EEX Corporation (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K of Newfield Exploration Company filed with the Securities and Exchange Commission under CIK 0000912750 on May 30, 2002).

       10.2* Credit Agreement, dated as of May 28, 2002 among EEX Operating L.P., as Borrower and an Obligor, EEX Corporation, as an additional Obligor, JPMorgan Chase Bank, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, CIBC World Markets Corp., as Co-Arranger, and the Lenders signatory thereto.

       10.3* Guarantee and Collateral Agreement, dated as of May 28, 2002 made by each of the Grantors defined therein in favor of JPMorgan Chase Bank, as Administrative Agent.

       10.4* Form of Mortgage, Assignment of Production, Security Agreement and Financing Statement executed by EEX Operating L.P. and EEX Corporation to JPMorgan Chase Bank, as Administrative Agent.

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      Exhibit
       Number                               Exhibit

       10.5* Form of Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement executed by EEX Operating L.P. and EEX Corporation to Robert C. Mertensotto, as Trustee for the benefit of JPMorgan Chase Bank, as Administrative Agent.

       99.1* Press release dated May 29, 2002 entitled "EEX Announces Merger with Newfield Exploration Company."

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*Filed herewith.

                           [SIGNATURE PAGE TO FOLLOW]

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EEX CORPORATION


Date: June 6, 2002                        By:   /s/ T.E. Coats
                                               ---------------------------------
                                          Name: T. E. Coats
                                          Title: Vice President and Controller

                                  EXHIBIT INDEX


      Exhibit
       Number                              Exhibit

        4.1* Second Amendment to Rights Agreement, dated May 13, 2002, among EEX Corporation, Harris Trust Company of New York and Computershare Investor Services, LLC.

        4.2* Third Amendment to Rights Agreement, dated May 29, 2002 by and between EEX Corporation and Computershare Investor Services, LLC.

       10.1 Agreement and Plan of Merger, dated as of May 29, 2002, by and among Newfield Exploration Company, Newfield Operating Company and EEX Corporation (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K of Newfield Exploration Company filed with the Securities and Exchange Commission under CIK 0000912750 on May 30, 2002).

       10.2* Credit Agreement, dated as of May 28, 2002 among EEX Operating L.P., as Borrower and an Obligor, EEX Corporation, as an additional Obligor, JPMorgan Chase Bank, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, CIBC World Markets Corp., as Co-Arranger, and the Lenders signatory thereto.

       10.3* Guarantee and Collateral Agreement, dated as of May 28, 2002 made by each of the Grantors defined therein in favor of JPMorgan Chase Bank, as Administrative Agent.

       10.4* Form of Mortgage, Assignment of Production, Security Agreement and Financing Statement executed by EEX Operating L.P. and EEX Corporation to JPMorgan Chase Bank, as Administrative Agent.

       10.5* Form of Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement executed by EEX Operating L.P. and EEX Corporation to Robert C. Mertensotto, as Trustee for the benefit of JPMorgan Chase Bank, as Administrative Agent.

       99.1* Press release dated May 29, 2002 entitled "EEX Announces Merger with Newfield Exploration Company."

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*Filed herewith.